UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2021

Paya Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39627	85-2199433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Perimeter Center North Suite 600 Atlanta, Georgia 30346

(Address of Principal Executive Offices) (Zip Code)

(800) 261-0240

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PAYA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 30, 2021, the board of directors (the “Board”) of Paya Holdings Inc. (the Company”) appointed Sid Singh as a member of the Board. Mr. Singh will serve as a Class I director until the Company’s 2024 Annual Meeting of Stockholders and until such time as his successor is duly elected and qualified, or until his earlier death, resignation or removal. Mr. Singh has not been appointed to serve in a Board committee. In connection with Mr. Singh’s appointment, the Board increased its size to ten directors.

In connection with his appointment, Mr. Singh received a grant of 23,000 restricted stock units, which vest in five equal installments beginning on September 30, 2022. In addition, he will be entitled to receive quarterly cash payments totaling $100,000 per year, and will be entitled to an annual grant of restricted stock units with a value equal to $50,000 to be granted in 2022 when determined by the Board. The Company will also enter into its standard form of indemnification agreement with Mr. Singh the form of which was filed as Exhibit 10.7 to the Company’s Registration Statement filed with the Securities and Exchange Commission on Form 8-K on October 22, 2020.

The Company is not aware of any related party transactions or relationships between Mr. Singh and the Company that would require disclosure under Item 404(a) of Regulation S-K. Mr. Singh was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person.

Item 7.01 Regulation FD Disclosure

On October 1, 2021, the Company issued a press release announcing the appointment of Mr. Singh to the Board. The press release is furnished with this Report as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated October 1, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYA HOLDINGS INC.

Date: October 1, 2021	By:	/s/ Glenn Renzulli
	Name:	Glenn Renzulli
	Title:	Chief Financial Officer

2